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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 27, 2000 relating to the financial statements of Planet Polymer Technologies, Inc., which appears in Planet Polymer Technologies, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.


PricewaterhouseCoopers LLP

San Diego, California
June 2, 2000